SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

|X|   Filed by the registrant

|_|   Filed by a party other than the registrant

Check the appropriate box:

|_|   Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|X|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Under Rule 14a-12

                             Anaren Microwave, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies.

--------------------------------------------------------------------------------
(2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)   Total fee paid:

--------------------------------------------------------------------------------
|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:___________________________________________________

(2)   Form, Schedule or Registration Statement No.:_____________________________

(3)   Filing Party:_____________________________________________________________

(4)   Date Filed:_______________________________________________________________

                              ANAREN MICROWAVE INC.
                               6635 Kirkville Road
                          East Syracuse, New York 13057

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         To Be Held on November 1, 2001

                                   ----------

To the Holders of the Common Stock
  of Anaren Microwave, Inc.:

      PLEASETAKE NOTICE, that the Annual Meeting of Shareholders of Anaren Microwave, Inc. (the "Company") will be held on November 1, 2001, at 11:00 a.m. Eastern Standard Time at the Wyndham Hotel, 6302 Carrier Parkway, East Syracuse, New York 13057, for the following purposes:

      (1) To elect three directors to hold office for a term of three years and until their successors have been duly elected, and one director to hold office for a term of two years and until his successor has been duly elected; and

      (2) To transact such other business as may be properly brought before the Meeting.

      Enclosed is the annual report for the fiscal year ended June 30, 2001, along with a proxy statement and proxy. Shareholders of record as of the close of business on September 17, 2001 will be entitled to notice of and to vote at the Meeting. Your vote is very important and we hope that you will attend the Meeting. However, whether or not you plan to attend the Meeting, please vote by proxy in accordance with the instructions on your proxy card, on your voting instruction form (from your bank or broker), or that you received through electronic mail. There are three convenient ways of submitting your vote:

      o Voting by telephone - You can vote your shares by telephone by calling the toll-free telephone number indicated on your proxy card and following the voice prompt instructions. Telephone voting is available 24 hours a day.

      o Voting by the Internet - You can also vote via the Internet by visiting the web site noted on your proxy card. Internet voting is available 24 hours a day. We encourage you to vote via the Internet, as it is the most cost-effective way to vote.

      o Voting by mail - If you choose to vote by mail, simply mark your proxy, date and sign it, and return it in the postage-paid envelope provided.

      If you vote by telephone or Internet, you do not need to return your proxy card. Signing and returning the proxy card or submitting your proxy via Internet or by telephone does not affect your right to vote in person if you attend the Meeting and your shares are registered in your name. If your shares are held in the name of a bank, broker, or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting.

                                              By Order of the Board of Directors

                                              David M. Ferrara
                                              Secretary and General Counsel

Dated: September 21, 2001
       East Syracuse, New York

                             ANAREN MICROWAVE, INC.
                               6635 Kirkville Road
                          East Syracuse, New York 13057

                                   ----------

      This Proxy Statement is being mailed on or about September 21, 2001, to the Shareholders of Anaren Microwave, Inc. ("Anaren" or the "Company") entitled to receive the accompanying Notice of Annual Meeting of Shareholders and is provided, by order of its Board of Directors, in connection with the solicitation of proxies to be used at the Annual Meeting of Shareholders (the "Meeting") of the Company to be held on November 1, 2001 at 11:00 a.m. and at any adjournment or adjournments thereof, for the purposes set forth in the Notice.

      If the enclosed form of proxy is executed and returned, it may nevertheless be revoked at any time prior to its exercise by (i) submitting a subsequently dated proxy; or (ii) filing written notice of such revocation with the Secretary of the Meeting. The proposals described in this Proxy Statement will be presented by the Board of Directors of the Company. Where a choice is specified with respect to a proposal, the shares represented by the proxy will be voted in accordance with the specifications made. Where a choice is not so specified, the shares represented by the proxy will be voted to elect the nominees for director named herein.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

      At the close of business on September 17, 2001, the record date stated in the accompanying Notice, the Company had outstanding 22,416,120 shares of common stock, $.01 par value (the "Common Stock"), each of which is entitled to one vote with respect to each matter to be voted on at the Meeting. A majority of the issued and outstanding shares of Common Stock present in person or by proxy, a total of 11,208,061 shares, will be required to constitute a quorum for the transaction of business at the Meeting. The Company has no class of voting stock outstanding other than the Common Stock.

      Abstentions and broker non-votes (as defined below) are counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business. For the purpose of determining the vote required for approval of matters to be voted on at the Meeting, shares held by Shareholders who abstain from voting will be treated as being "present" and "entitled to vote" on the matter and, thus, an abstention has the same legal effect as a vote against the matter. However, in the case of a broker non-vote or where a shareholder withholds authority from his proxy to vote the proxy as to a particular matter, such shares will not be treated as "present" and "entitled to vote" on the matter. Accordingly, a broker non-vote or the withholding of a proxy's authority will have no effect on the outcome of the vote on the matter. A "broker non-vote" refers to shares represented at the Meeting in person or by proxy by a broker or nominee where such broker or nominee (i) has not received voting instructions on a particular matter from the beneficial owner or persons entitled to vote; and (ii) the broker or nominee does not have discretionary voting power on such matter.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table sets forth certain information with respect to persons known to the Company to own beneficially more than 5% of the outstanding shares of Common Stock of the Company, as of September 17, 2001 (except as otherwise indicated).

                                         Number of Shares
Name and Address                         of Common Stock
of Beneficial Owner                    Beneficially Owned(1)    Percent of Class
-------------------                    ---------------------    ----------------

Kern Capital Management, LLC..........     2,805,100(2)               12.5%
114 West 47th Street
Suite 1926
New York, NY  10036

Capital Group International, Inc......     2,343,750(3)               10.5%
11100 Santa Monica Boulevard
Los Angeles, CA  90025

AIM Management Group, Inc.............     1,848,660(4)                8.2%
11 Greenway Plaza, Suite 100
Houston, TX  77046

Pilgrim, Baxter & Associates, Ltd.....     1,243,200(5)                5.5%
825 Duportail Road
Wayne, PA  19087

----------
(1) Except as otherwise indicated, as of September 17, 2001 all of such shares are owned with sole voting and investment power. Share numbers are based solely on indicated filings as adjusted to account for stock dividends paid by the Company subsequent to each filing.

(2) Based solely on information contained in Schedule 13G filed with the Securities and Exchange Commission on April 6, 2001, Kern Capital Management, LLC has sole voting power with respect to 2,686,200 shares and sole dispositive power with respect to all shares listed.

(3) Based solely on information contained in an Amendment to Schedule 13G filed with the Securities and Exchange Commission on April 10, 2001, Capital Group International, Inc. has sole voting power with respect to 1,871,050 shares and sole dispositive power with respect to all shares listed.

(4) Based solely on information contained in Schedule 13G filed with the Securities and Exchange Commission on February 9, 2001, AIM Management Group, Inc. has sole voting power and sole dispositive power with respect to all shares listed.

(5) Based solely on information contained in Schedule 13G filed with the Securities and Exchange Commission on February 14, 2001, Pilgrim, Baxter & Associates, Ltd. has sole voting power with respect to 937,900 shares and sole dispositive power with respect to all shares listed.

                        SECURITY OWNERSHIP OF MANAGEMENT

      The following table sets forth certain information, as of September 17, 2001, with respect to the beneficial ownership of the Company's Common Stock by
(i) each director and nominee for director who owned beneficially any shares of Common Stock, (ii) each executive officer of the Company named in the Summary Compensation Table under "Executive Compensation" below, and (iii) all directors and executive officers of the Company as a group.

                                    Number of Shares
Name and Address                    of Common Stock
of Beneficial Owner               Beneficially Owned(1)         Percent of Class
-------------------               ---------------------         ----------------
Lawrence A. Sala................        351,100(2)                    1.5%
Carl W. Gerst, Jr...............        607,250(3)                    2.7%
Hugh A. Hair....................         67,430(4)                     *
Thomas J. Passaro, Jr...........         70,839(5)                     *
Gert R. Thygesen................        113,300(6)                     *
Mark P. Burdick.................         37,000(7)                     *
Dale F. Eck.....................         65,500(8)                     *
Herbert I. Corkin...............         61,000(9)                     *
Dr. David Wilemon...............         62,500(10)                    *
Matthew Robison.................         45,500(11)                    *

All Directors, Nominees and
  Executive Officers
  as a Group (10 Persons).......      1,481,419(12)                   6.4%

*     Indicates less than 1%

(1) Except as otherwise indicated, as of September 17, 2001 all of such shares are owned with sole voting and investment power.

(2) Includes 10,000 shares owned by Mr. Sala's spouse, 3,468 shares owned by Mr. Sala's children, 266,000 shares which Mr. Sala has the right to acquire within 60 days pursuant to outstanding stock options, and 25,500 shares of restricted stock.

(3) Includes 13,500 shares owned by Mr. Gerst's spouse and 44,000 shares which Mr. Gerst has the right to acquire within 60 days pursuant to outstanding stock options.

(4) Includes 30,100 shares owned by Mr. Hair's spouse and 19,500 shares which Mr. Hair has the right to acquire within 60 days pursuant to outstanding stock options.

(5) Includes 12,000 shares which Mr. Passaro has the right to acquire within 60 days pursuant to outstanding stock options, and 2,400 shares of restricted stock.

(6) Includes 91,800 shares which Mr. Thygesen has the right to acquire within 60 days pursuant to outstanding stock options, and 5,500 shares of restricted stock.

(7) Includes 29,600 shares which Mr. Burdick has the right to acquire within 60 days pursuant to outstanding stock options, and 7,400 shares of restricted stock.

(8) Includes 35,500 shares which Mr. Eck has the right to acquire within 60 days pursuant to outstanding stock options.

(9) Includes 3,000 shares owned by The Entwistle Company, of which Mr. Corkin is Chairman, Chief Executive Officer and a majority shareholder, and 13,000 shares which Mr. Corkin has the right to acquire within 60 days pursuant to outstanding stock options.

(10) Includes 62,500 shares which Dr. Wilemon has the right to acquire within 60 days pursuant to outstanding stock options.

(11) Includes 45,500 shares which Mr. Robison has the right to acquire within 60 days pursuant to outstanding stock options.

(12) Includes 619,400 shares which all directors and officers as a group have the right to acquire within 60 days pursuant to outstanding stock options.

                                    ITEM ONE

                              ELECTION OF DIRECTORS

      The first item to be acted upon at the Meeting is the election of three directors to hold office for terms of three years and until their respective successors shall have been duly elected and qualified. In addition, Dale F. Eck, who is currently serving a term to expire in 2002, will stand for election for a term to expire in 2003. Effective August 28, 2001, Brian P. Kelly resigned from the Board and the size of the Board was reduced to seven. Mr. Kelly's departure from the Board created an uneven number of members among the various classes of directors on the Board. Accordingly, Mr. Eck will stand for election as described above in order to provide for as equal a number of directors as possible in each class, in accordance with the Company's Certificate of Incorporation. The nominees receiving a plurality of the votes represented in person or by proxy at the Meeting will be elected directors.

      The Board of Directors unanimously recommends election of the four nominees listed below. The shares represented by all proxies in proper form which are received by the Board prior to the election of directors at the Meeting will be voted "FOR" the nominees, unless authority is withheld in the space provided on the enclosed proxy. In the event any nominee declines or is unable to serve, it is intended that the shares represented by such proxies will be voted for a successor nominee designated by the Board (or if no other person is so designated, for the remaining nominees). All nominees have indicated a willingness to serve, and the Board knows of no reason to believe that any nominee will decline or be unable to serve if elected. The seven members of the Board (including the nominees for re-election at the Meeting, if elected) are expected to continue to serve on the Board until their respective terms expire.

Certain Information Concerning Nominees and Directors Continuing in Office

      Set forth below is certain information concerning each nominee for director to be elected at the Meeting and each director of the Company whose term of office continues after the Meeting. The information has been furnished to the Company by such persons.

Name, Age, Nature of
Positions and Offices          Year First            Principal Occupation,
Held with the Company       Became Director   Experience and Other Directorships
---------------------       ---------------   ----------------------------------

Nominees for terms to expire
  at Annual Meeting in 2004:

Hugh A. Hair, 66 ............     1968        Mr.  Hair,  Chairman of the Board,
Chairman of the Board                         served as President of the Company
                                              from its  founding  in 1967  until
                                              May 1995  and as  Chief  Executive
                                              Officer  from its  founding  until
                                              September 1997. Mr.  Hair  retired
                                              from the Company effective July 1,
                                              2000.

Matthew Robison, 40 .........     1999        Mr.    Robison   has   been   Vice
Director                                      President      Senior     Analyst-
                                              Technology of Ferris,  Baker Watts
                                              Incorporated  since  January 1999.
                                              Mr. Robison previously served as a
                                              General  Partner  and  Analyst  of
                                              Botti Brown Asset  Management from
                                              January 1997 until  January  1999,
                                              and as Vice  President and Analyst
                                              for  Montgomery   Securities  from
                                              October 1994 until January 1997.

Name, Age, Nature of
Positions and Offices          Year First            Principal Occupation,
Held with the Company       Became Director   Experience and Other Directorships
---------------------       ---------------   ----------------------------------

Herbert I. Corkin, 79 .......     1989        Mr.  Corkin has been  Chairman  of
Director                                      the   Board   of   The   Entwistle
                                              Company,  a  defense   contractor,
                                              since 1959. Mr. Corkin also served
                                              as the  President of The Entwistle
                                              Company from 1959 through December
                                              1993 and has  served  as its Chief
                                              Executive  Officer since  December
                                              1993.

Nominee for term to expire at
  Annual Meeting in 2003:

Dale F. Eck, 58 .............     1995        Mr.  Eck  was  Vice  President  of
Director                                      Finance  and   Treasurer   of  The
                                              Entwistle   Company,   a   defense
                                              contractor,  from  1978  until his
                                              retirement in February  1997.  Mr.
                                              Eck has also  served as a Director
                                              of  The  Entwistle  Company  since
                                              1978 and  continues  to serve that
                                              company in such capacity.  Mr. Eck
                                              has provided  consulting  services
                                              to the Company since March 1997.

Directors Continuing in Office:

Term Expiring at Annual
  Meeting in 2003:

Carl W. Gerst, Jr., 64 ......     1968        Mr.   Gerst   has  been   actively
Chief Technical Officer,                      engaged in the Company's  business
Treasurer, Vice Chairman                      since its  founding  in 1967.  Mr.
                                              Gerst  served  as  Executive  Vice
                                              President   from   the   Company's
                                              founding  until  May 1995  when he
                                              became Chief Technical Officer and
                                              Vice  Chairman  of the Board.  Mr.
                                              Gerst has also served as Treasurer
                                              since May 1992.

Terms Expiring at Annual
  Meeting in 2002:

Lawrence A. Sala, 38 ........     1995        Mr. Sala has been President of the
President, Chief Executive                    Company  since  May  1995  and has
Officer and Director                          served as Chief Executive  Officer
                                              since September 1997.

Dr. David Wilemon, 64 .......     1997        Dr.  Wilemon  has been a Professor
Director                                      of   Marketing   and    Innovation
                                              Management    at   the    Syracuse
                                              University  School  of  Management
                                              since 1966.  He has also served as
                                              Director of the Synder  Innovation
                                              Management    Program    at    the
                                              University   since   1980  and  as
                                              Co-Director         of         the
                                              Entrepreneurship    and   Emerging
                                              Enterprises  Program there,  since
                                              1993.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Certain Other Compensation

      The following table sets forth certain information with respect to compensation, received in all capacities in which they served for the fiscal years ended June 30, 1999, June 30, 2000 and June 30, 2001, for the Company's Chief Executive Officer and each of the four other most highly compensated officers during the most recent fiscal year.

                           Summary Compensation Table

                                                                    Long Term
                                                                   Compensation
                                              Annual         --------------------------
                                           Compensation                      Securities
                                       -------------------     Restricted    Underlying       All Other
Name and                                Salary      Bonus    Stock Awards(6)  Options(7)   Compensation(8)
Principal Position              Year      ($)        ($)           ($)           (#)            ($)
------------------              ----   --------   --------   --------------  ---------     --------------
Lawrence A. Sala ............   2001   $292,000   $ 76,500       $318,000      150,000       $ 33,155
President and Chief             2000    262,000    130,625        242,125      150,000         17,590
Executive Officer(1) ........   1999    232,000     97,925              0      150,000         17,231


Carl W. Gerst, Jr ...........   2001    225,000     25,000              0       40,000         46,340
Chief Technical                 2000    225,000     25,000              0       60,000         32,131
Officer, Vice                   1999    225,000     25,000              0       30,000         19,029
Chairman and Treasurer(2)

Thomas J. Passaro, Jr .......   2001    164,000     17,425        127,200       30,000         13,458
Vice President;
President of RF Power
Components, Inc.(3)

Gert R. Thygesen ............   2001    138,000     14,490         53,000       12,000         10,573
Vice President of               2000    135,000     32,568         55,875       18,000          3,496
Technology(4)                   1999    131,000     29,043              0       30,000          3,739

Mark P. Burdick .............   2001    138,000     14,000         74,200       20,000         10,245
Vice President and General      2000    105,000     28,839         74,500       30,000          2,860
Manager(5)

------------
(1) Mr. Sala was elected President of the Company in May 1995. He was named Chief Executive Officer in September 1997.

(2) Mr. Gerst served as the Company's Executive Vice President until May 1995 when he was elected to the position which he currently holds, Vice Chairman, Chief Technical Officer and Treasurer.

(3) Mr. Passaro became Vice President of the Company upon the Company's acquisition of all of the issued and outstanding stock of RF Power Components, Inc. in February 2000.

(4) Mr. Thygesen served as Vice President of Operations from May 1995 until September 2000; and has served as Vice President of Technology since September 2000.

(5) Mr. Burdick served as Business Unit Manager - Commercial Products from 1994 to 1999; as Vice President and General Manager, Wireless Group from November 1999 to September 2000; and has served as Vice President and General Manager of the Company since September 2000.

(6) Indicates dollar value of restricted stock awards based upon the market value of the Common Stock on the date of grant. As of June 30, 2001, Mr. Sala held 25,500 shares of restricted stock with a then current market value of $510,000; Mr. Passaro held 1,200 shares of restricted stock with a then current market value of $24,000; Mr. Thygesen held 5,500 shares of restricted stock with a then current market value of $110,000; and Mr. Burdick held 7,400 shares of restricted stock with a then current market value of $148,000. While the Company does not currently pay cash dividends on its Common Stock, the named executive officers are entitled to receive any dividends payable (in cash or otherwise) on their restricted stock holdings.

(7) The table reflects the number of shares which are subject to incentive stock options granted pursuant to the Company's incentive stock option plans.

(8) All Other Compensation consists of contributions to the Company's 401(k) Salary Savings Plan in the amount of $6,375 for Mr. Sala, $6,375 for Mr. Gerst, $6,375 for Mr. Passaro, $4,781 for Mr. Thygesen and $4,412 for Mr. Burdick in 2000; contributions to a supplemental executive retirement plan covering the named executives in the amount of $12,500 for Mr. Sala, $9,375 for Mr. Gerst, $7,083 for Mr. Passaro, $5,792 for Mr. Thygesen and $5,833 for Mr. Burdick in 2000; and reimbursement for premiums on life insurance policies owned by Messrs. Sala and Gerst in the amount of $14,280 and $20,545, respectively, in 2000.

Fiscal Year Option Grants

      The following table sets forth certain information regarding options granted by the Company during the last fiscal year to the individuals named in the above compensation table, including information as to potential realizable value of such options at assumed annual rates of stock price appreciation for the ten-year terms of the options.

                                                                                                     Potential Realizable Value
                                 Number of                                                            at Assumed Annual Rates
                                 Securities   Percent of Total                                      of Stock Price Appreciation
                                 Underlying   Options Granted                                            for Option Term(1)
                                  Options     to Employees in       Exercise or      Expiration     -----------------------------
Name                              Granted       Fiscal Year      Base Price ($/sh)      Date           5%($)              10%($)
----                              -------       -----------      -----------------    -------       ----------        -----------
Lawrence A. Sala .............    150,000          22.3%             $53.0000         11/2/10       $4,999,712        $12,670,253
Carl W. Gerst, Jr. ...........     40,000           6.0%              53.0000         11/2/10        1,333,257          3,378,734
Thomas J. Passaro, Jr. .......     20,000           3.0%              53.0000         11/2/10          666,628          1,689,367
Thomas J. Passaro, Jr. .......     10,000           1.5%              36.2185         7/31/10          227,776            577,230
Gert R. Thygesen .............     12,000           1.8%              53.0000         11/2/10          399,977          1,013,620
Mark P. Burdick ..............     20,000           3.0%              53.0000         11/2/10          666,628          1,689,367

----------
(1) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on arbitrarily assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date.

Aggregated Option Exercises in Last Fiscal
Year and Fiscal Year-End Option Values

      The following table sets forth certain information for the named executive officers with respect to (i) stock options exercised in fiscal year 2001, (ii) the number of stock options held at the end of fiscal year 2001, and (iii) the value of in-the-money stock options at the end of fiscal year 2001.

                                                             Number of Securities                  Value of
                                                            Underlying Unexercised         Unexercised In-the-Money
                             Shares                      Options at June 30, 2001(#)    Options at June 30, 2001(1)($)
                           Acquired on       Value       ---------------------------    ------------------------------
Name                       Exercise (#)   Realized ($)   Exercisable   Unexercisable    Exercisable      Unexercisable
----                       ------------   ------------   -----------   -------------    -----------      -------------
Lawrence A. Sala .......     49,000        $2,195,000      197,000        399,000        $2,994,713       $2,807,349
Carl W. Gerst, Jr. .....          0                 0       24,000        106,000           262,252          620,883
Thomas J. Passaro, Jr. .          0                 0        8,000         52,000                 0                0
Gert R. Thygesen .......     28,000         1,123,000       84,000         49,500         1,443,250          440,814
Mark P. Burdick ........     14,000           668,000       18,100         58,400           280,515          313,104

----------
(1) Amount represents the difference between the aggregate exercise price of the options and a $20.00 market price of the underlying Common Stock on June 29, 2001.

Pension Plan

      The Company maintains a non-contributory Pension Plan for the benefit of all employees over the age of 21 who have completed one year of service and who are not covered by any other retirement plan. The Company pays all amounts required to provide retirement income benefits. The Pension Plan provides fixed benefits to be paid upon retirement at a specific age. Pension expense, including amortization of prior service cost over 30 years, was $189,188 for fiscal 2001. Efffective August 15, 2000, the Company amended the Pension Plan, and as a result, employees hired or rehired by the Company after August 15, 2000 are not eligible to participate in or to accrue benefits under the Pension Plan.

      The table below illustrates the estimated aggregate annual benefit that would be payable to executive officers of the Company who are at least 65 years of age at retirement, based on the formula in effect after June 30, 1992 and the Employee Retirement Income Security Act of 1974, as amended ("ERISA") limits on compensation and benefits after 15, 20, 25, 30 and 35 credited years of service; for illustration purposes, the table assumes all years of service under the current Pension Plan formula.

                               Pension Plan Table

                                  Estimated Annual Pension Payable
    Final                       Based on Years of Service Indicated
Average Annual      ------------------------------------------------------------
Compensation        15 Years     20 Years     25 Years     30 Years     35 Years
--------------      --------     --------     --------     --------     --------
  $100,000          $11,250      $15,000      $18,750      $22,600      $26,250
   125,000           14,063       18,750       23,438       28,125       32,813
   150,000           16,875       22,500       28,125       33,750       39,375
   160,000           18,000       24,000       30,000       36,000       42,000
   170,000           19,125       25,500       31,875       38,250       44,625
   175,000           19,125       25,500       31,875       38,250       44,625
   200,000           19,125       25,500       31,875       38,250       44,625
   225,000           19,125       25,500       31,875       38,250       44,625
   250,000           19,125       25,500       31,875       38,250       44,625
   275,000           19,125       25,500       31,875       38,250       44,625

      Under the terms of the Pension Plan, each member who is at least 65 years of age at his retirement and was employed on or before August 15, 2000 is entitled to a Normal Retirement Benefit (as defined under the Pension Plan). The compensation used in determining the Pension Plan benefit for executive officers is based upon their annual salary as shown on the Summary Compensation Table above. The Normal Retirement Benefit is the aggregate of:

      A. 0.60% of average of highest five consecutive years compensation from date of employment to June 30, 1992 multiplied by Benefit Service (as defined under the Pension Plan) to June 30, 1992; plus

      B.    0.75% of compensation for each year of Benefit Service thereafter;

but not less than the accrued benefit under the prior plan at June 30, 1992.

      Employees who have attained at least twelve years of service and are at least 55 years of age can retire and receive a proportionately reduced benefit.

      Under the Internal Revenue Code, the maximum annual benefit payable at age 65 is $140,000 for 2001. The maximum compensation that could be considered for all participants is $170,000 for 2001. These benefit and compensation limits are indexed to increases in the Consumer Price Index.

      The credited years of service as of June 30, 2001 under the Pension Plan for each of Messrs. Sala, Gerst, Passaro, Thygesen and Burdick are 16, 28, 0, 20 and 19, respectively.

Management Incentive Plan

      The Company has a Management Incentive Plan ("Incentive Plan") that is designed to provide a meaningful annual financial incentive to management employees to reward them for their contribution toward the Company's growth, profitability and business development. Eligibility in the plan is limited to key members of management who, because of their position, have the ability to substantially impact the profitability and overall success of the Company. Individual participants in the Incentive Plan are selected by the President and CEO on an annual basis, subject to approval of the Board of Directors.

      Under  the  Incentive  Plan,   each   participant  has  a  "target"  bonus
opportunity in an amount equal to a specified percentage of his or her base salary. Awards under the Incentive Plan are based on corporate, functional and individual performance measured against pre-established targeted goals. Corporate performance goals, which are set by the President and CEO and are subject to Board approval, are based on factors including but not limited to earnings, revenue, appreciation in stock value and order targets. Functional and individual performance goals are based on each participant's functional responsibilities, and are jointly established by the Company and the participant prior to the beginning of the fiscal year. Fulfillment of corporate performance goals must carry a weighting of at least 50% of the total incentive opportunity for each employee, and participants who are officers of the Company may not receive any bonus payment unless certain corporate performance goals are attained.

      Bonus payments under the Incentive Plan are made on or about September 1st following the end of the fiscal year for which the bonus is earned. Bonus amounts reflected in the Summary Compensation Table on page 6 for Messrs. Sala, Passaro, Thygesen and Burdick represent amounts awarded pursuant to the Incentive Plan.

Compensation of Directors

      The Company currently pays each director who is not an employee of the Company $10,000 per year plus $1,000 for each meeting attended, and reimburses each such director for the reasonable expenses incurred in attending meetings of the Board of Directors. In addition, non-employee directors are eligible to receive stock options pursuant to the Company's Non Statutory Stock Option Plan.

Certain Agreements with Directors and Executive Officers

      Lawrence A. Sala. The Company has an employment agreement dated July 1, 2001 with Lawrence A. Sala, President and Chief Executive Officer of the Company, providing for Mr. Sala's employment as President and CEO of the Company until June 30, 2006 or such earlier date as may result pursuant to the terms of the agreement. The agreement provides for a base annual salary of $300,000 or such greater amount as the Board of Directors may determine, plus annual incentive bonuses pursuant to the Incentive Plan and participation in certain insurance plans.

      The agreement terminates automatically in the event of Mr. Sala's death and the Company may terminate the agreement upon Mr. Sala's disability or for specified cause as defined in the agreement. In the event the agreement is terminated due to Mr. Sala's death, the Company will continue payment of his base salary to a designated beneficiary for a period of 90 days, and if termination is due to death or disability the Company must treat as immediately exercisable and disposable, respectively, all unexpired stock options and shares of restricted stock previously granted to him by the Company. In the event Mr. Sala's employment with the Company is terminated by the Company other than for cause, death or disability, or by Mr. Sala for "good reason" (as defined in the agreement), the Company will be obligated to pay severance to Mr. Sala in an amount equal to the greater of (i) three years' base salary at such date, plus $450,000 in lieu of incentive bonus payments, or (ii) Mr. Sala's base salary for the balance of the term of the agreement. The Company must also defray certain costs associated with obtaining new employment and relocation in connection with such termination, and must treat as immediately exercisable and disposable, respectively, all unexpired stock options and shares of restricted stock previously granted to him by the Company. In addition, if the termination occurs as a result of a "Change in Control" (as defined in the agreement), the Company must offer to retain Mr. Sala as an independent contractor consultant for a period of 12 months at an annual consulting fee equivalent to his base salary as in effect on the date of termination, and to provide fringe benefits during the 12 month consulting period.

      In the event that Mr. Sala's employment continues for the entire term of the agreement and the Company and Mr. Sala are unable to negotiate a new employment agreement, the Company will be obligated to pay severance to Mr. Sala in an amount equal to three years' base salary at such date, plus $150,000 for each of the three ensuing fiscal years in lieu of incentive bonus payments.

      Thomas J. Passaro, Jr. The Company also has an employment agreement dated February 29, 2000 with Thomas J. Passaro, Jr., Vice President of the Company and President of RF Power Components, Inc. (a wholly-owned subsidiary of the Company), providing for his employment in this capacity until November 1, 2003 or such earlier date as may result pursuant to the terms of the agreement. The agreement provides for a base annual salary at the rate of $150,000 until November 1, 2000, with the base salary to be set by the Board of Directors for subsequent periods in an amount not less than $150,000 plus an increase of 4% annually. Mr. Passaro is also entitled to receive annual incentive bonuses pursuant to the Incentive Plan (subject to certain adjustments provided for in the agreement) and to participate in certain insurance plans.

      The agreement terminates automatically in the event of Mr. Passaro's death and the Company may terminate the agreement upon Mr. Passaro's disability or for specified cause as defined in the agreement. In the event the agreement is terminated due to Mr. Passaro's death, the Company will continue payment of his base salary to a designated beneficiary for a period of 90 days, and if termination is due to death or disability the Company must treat as immediately exercisable and disposable, respectively, all unexpired stock options and shares of restricted stock previously granted to him by the Company. In the event Mr. Passaro's employment is terminated by the Company other than for cause, death or disability, or by Mr. Passaro for "good reason" (as defined in the agreement), the Company will be obligated to pay severance to Mr. Passaro in an amount equal to the greater of (i) one year's base salary at such date plus $50,000 in lieu of incentive bonus payments, or (ii) Mr. Passaro's base salary plus $22,000 per year for the balance of the term of the agreement. The Company must also defray certain costs associated with obtaining new employment and relocation in connection with such termination, and must treat as immediately exercisable and disposable, respectively, all unexpired stock options and shares of restricted stock previously granted to him by the Company.

      In the event that Mr. Passaro's employment continues for the entire term of the agreement and the Company and Mr. Passaro are unable to negotiate a new employment agreement, the Company will be obligated to pay severance to Mr. Passaro in an amount equal to one year's base salary at such date, plus $50,000 in lieu of incentive bonus payments, and to permit him to continue to participate in applicable Company insurance programs for a period of one year.

      Dale F. Eck. The Company has a consulting arrangement with Dale F. Eck, pursuant to which Mr. Eck has agreed to provide financial and management consulting services to the Company for a period of five years from March 1, 1997. The agreement provides that Mr. Eck shall devote up to two days per month to the Company and shall receive a monthly fee of $1,666.66 plus reimbursement of reasonable business expenses incurred in activities undertaken on behalf of the Company. The agreement is terminable by either party upon 12 months' prior notice.

Board Compensation Committee Report on Executive Compensation

      The Compensation Committee ("Committee") recommends to the Board of Directors the compensation to be paid to the Company's executive officers on an annual basis. The Committee has implemented an executive compensation philosophy that seeks to relate executive compensation to corporate performance, individual performance and creation of shareholder value. Historically, this has been achieved through compensation programs which focus on both short and long-term results.

      In accordance with the Committee's executive compensation philosophy, the major components of executive compensation have been base salary, stock option grants and occasionally restricted stock awards. Option grants have been made pursuant to the Company's incentive stock option plans, and executive officers are also eligible to receive bonuses pursuant to the Company's performance based Incentive Plan. Restricted stock awards are made pursuant to the Company's Guidelines for Grants of Restricted Stock Awards.

      Salaries and incentive bonuses for executive officers are based on current individual and organizational performance, affordability and competitive market trends. For purposes of informing the Committee of competitive trends, the Committee reviews compensation data from other comparable public companies in the wireless and satellite communications markets. The salary trend data used represents companies whose size and performance with respect to revenue, earnings per share and stock price are similar to those of the Company. The Company's executive officer salary ranges are positioned consistent with industry averages.

      Section 162(m) ("Section 162") of the Internal Revenue Code of 1986, as amended (the "Code"), generally limits federal income tax deductions for compensation paid after 1993 to the chief executive officer and the four other most highly compensated officers of a company to $1 million per year, but contains an exception for performance-based compensation that satisfies certain conditions. The Company has not adopted an absolute policy regarding Section 162 as it does not anticipate its executive compensation to reach such levels in the foreseeable future. The Company recognizes that deductibility of compensation payments must be one among a number of factors used in ascertaining appropriate levels or modes of compensation, and that the Company will make its compensation decisions based upon an overall determination of what it believes to be in the best interests of its Shareholders.

The members of the Compensation Committee are Herbert I. Corkin, Dale F. Eck, and Dr. David Wilemon. David M. Ferrara, the Company's Secretary and General Counsel, serves as a non-voting ex officio member of the Committee.

Performance Graph

      The following performance graph compares the total shareholder return of the Company's Common Stock to The Nasdaq Stock Market (US) Index and the Nasdaq Electronics Components Index. The graph assumes that $100 was invested in the Company's Common Stock and each Index on June 30, 1996 and that all dividends were reinvested.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
                AMONG ANAREN, THE NASDAQ STOCK MARKET (US) INDEX
                   AND THE NASDAQ ELECTRONICS COMPONENTS INDEX

      [THE FOLLOWING TABLE REPRESENTS A LINE GRAPH IN THE PRINTED MATERIAL]

                             Cumulative Total Return

                            6/30/96  6/30/97  6/30/98  6/30/99  6/30/00  6/30/01
                            -------  -------  -------  -------  -------  -------
Anaren Microwave, Inc. .....  100     196.30  222.22   309.26   2916.17  888.84

Nasdaq Stock Market (U.S.)..  100     121.60  160.06   230.22    340.37  184.51

Nasdaq Electronic
 Components ................  100     164.30  162.72   289.14    721.02  265.23

----------
* $100 INVESTED ON 6/30/96 IN STOCK OR INDEX - INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING JUNE 30.

      Notwithstanding anything set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 which might incorporate future filings, including this Proxy Statement, in whole or in part, the preceding performance graph and the report of the Compensation Committee shall not be deemed incorporated by reference into any such filings.

                             AUDIT COMMITTEE REPORT

      In accordance with its written charter adopted by the Board of Directors (a copy of which is attached as Appendix A), the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. The Audit Committee's responsibilities are more fully described in its charter. The Audit Committee is composed of three directors, each of whom is independent as defined by the National Association of Securities Dealers' listing standards.

      In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the Company's independent auditors, KPMG LLP, a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Audit Committee also discussed with management and the independent auditors the quality and adequacy of the Company's internal controls. The Audit Committee reviewed with the independent auditors their audit plans, audit scope, and identification of audit risks.

      The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements.

      The Audit Committee also reviewed with management and the independent auditors the audited financial statements of the Company as of and for the fiscal year ended June 30, 2001.

      Based on the above-mentioned reviews and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended June 30, 2001.

                               Dale F. Eck (Chair)
                                Herbert I. Corkin
                                 Matthew Robison

                                   AUDIT FEES

      The following table sets forth fees billed or expected to be billed to the Company by KPMG LLP for: (i) services rendered for the audit of the Company's annual financial statements for fiscal year 2001 and review of quarterly financial statements, (ii) services rendered during fiscal year 2001 for provision of any financial information systems design and implementation, and
(iii) all other fees for services rendered during fiscal year 2001. The Audit Committee has considered whether the provision of non-audit services is compatible with KPMG LLP's independence.

             Audit Fees .........................   $121,500
             Financial Information Systems Design
               and Implementation Fees ..........   $   0.00
             All Other Fees* ....................   $197,950

-----------
* Includes audits of employee benefit plans, due diligence related to acquisitions by the Company and tax services.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Stock (collectively, "Reporting Persons") to file with the SEC initial reports of ownership and reports of changes in ownership of the Common Stock. Such persons are required by regulations of the SEC to furnish the Company with copies of all such filings. Based on its review of the copies of such filings received by it and written representations of Reporting Persons with respect to the fiscal year ended June 30, 2001, the Company believes that all Reporting Persons complied with all Section 16(a) filing requirements in the fiscal year ended June 30, 2001.

           RELATIONSHIP WITH INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

      During the fiscal year ended June 30, 2001, KPMG LLP, the Company's independent accountant, was retained by the Board of Directors to perform the annual examination of the consolidated financial statements of the Company and its subsidiaries. The Board also retained KPMG LLP to advise the Company and perform appropriate financial due diligence in connection with acquisitions made and considered by the Company and to provide assistance in the preparation of federal income and state franchise tax returns.

      KPMG LLP was also selected by management to audit the Company's books and records for the current fiscal year. KPMG LLP has been the Company's principal accountant for over 25 years. It is anticipated that a representative of KPMG LLP will be present at the Annual Meeting of Shareholders and will have an opportunity to make a statement and to answer questions of Shareholders.

                          BOARD MEETINGS AND COMMITTEES

      During the Company's last fiscal year, the Board of Directors of the Company held seven meetings. No current director attended fewer than 75% of the aggregate number of meetings of the Board and of any Committees on which he served during such period.

      The Company's  Compensation  Committee consists of Herbert I. Corkin, Dale
F. Eck, and Dr. David Wilemon. David M. Ferrara, the Company's Secretary and General Counsel, serves as a non-voting ex officio member of the Committee. The function of the Compensation Committee is to recommend to the Board of Directors competitive compensation plans for officers and key employees. During the fiscal year ended June 30, 2001, the Compensation Committee held three meetings.

      The Company's Audit Committee consists of Herbert I. Corkin, Dale F. Eck and Matthew Robison. The function of the Audit Committee is to review the Company's annual audit with the Company's independent accountant. During the fiscal year ended June 30, 2001, the Audit Committee held three meetings.

      The Company's Nominating Committee consists of Lawrence A. Sala and Matthew Robison. David M. Ferrara, the Company's Secretary and General Counsel, serves as a non-voting ex officio member of the Committee. The function of the Nominating Committee is to make recommendations to the Board for nominees to serve as directors. The Nominating Committee will consider written recommendations from Shareholders for nominees to serve on the Board that are sent to the Secretary of the Company at the Company's main office. During the fiscal year ended June 30, 2001, the Nominating Committee held two meetings.

                                  MISCELLANEOUS

Other Matters

      As of the date of this Proxy Statement, management has no knowledge of any business which will be presented for consideration at the Meeting other than that described herein. Should any other matter properly come before the Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.

Solicitation of Proxies

      The entire expense of preparing, assembling and mailing the Proxy Statement, form of proxy and other material used in the solicitation of proxies will be paid by the Company. In addition to the solicitation of proxies by mail, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy material to their principals, and the Company will reimburse them for expenses in so doing. To the extent necessary to ensure sufficient representation, officers and regular employees of the Company may request, without additional compensation therefor, the return of proxies personally by telephone or telegram. The extent to which this will be necessary depends entirely on how promptly proxies are received, and Shareholders are urged to send their proxies without delay.

                              SHAREHOLDER PROPOSALS

      In order for a shareholder proposal to be considered for inclusion in the Company's Proxy Statement relating to the 2002 Annual Meeting of Shareholders, such proposal must be received by the Company by May 24, 2002.

                                        David M. Ferrara
                                        Secretary and General Counsel

Date: September 21, 2001
      East Syracuse, New York

                                   APPENDIX A

                             ANAREN MICROWAVE, INC.

            Charter of the Audit Committee of the Board of Directors

I.    Audit Committee Purpose

      The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

      o monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance;

      o     monitor  the   independence   and   performance   of  the  Company's
            independent auditors; and

      o provide an avenue of communication among the independent auditors, management, and the Board of Directors.

      The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.   Audit Committee Composition and Meetings

      Audit Committee members shall meet the listing requirements of the Nasdaq Stock Market. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

      Audit Committee members shall be appointed by the Board on recommendation of the Nominating Committee. If an audit committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

      The Committee shall meet at least three times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

III.  Audit Committee Responsibilities and Duties

      A.    Review Procedures

            1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

            2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

            3. In consultation with management, and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors together with management's responses.

            4. Review with financial management and the independent auditors the company's quarterly financial results prior to the release of earnings and/or the company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 9). The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

      B.    Independent Auditors

            1. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

            2. Approve the fees and other significant compensation to be paid to the independent auditors.

            3. On an annual basis, the Audit Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

            4. Review the independent auditors audit plan--discuss scope, staffing, locations, reliance upon management, and general audit approach.

            5. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS.

            6. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

      C.    Legal Compliance

            1. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

      D.    Other Audit Committee Responsibilities

            1. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

            2. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

            3. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

      E.    Other Optional Charter Disclosures

            1. Establish, review, and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

            2.    Periodically   perform   self-assessment  of  audit  committee
                  performance.

            3. Review financial and accounting personnel succession planning within the company.

            4.    Annually  review  policies  and  procedures  as well as  audit
                  results   associated  with  directors'  and  officers  expense
                  accounts  and  perquisites.   Annually  review  a  summary  of
                  director and officers' related party transactions and potential conflicts of interest.

                            PROXY ANAREN MICROWAVE, INC.                   PROXY

                               6635 Kirkville Road
                          East Syracuse, New York 13057

                               THIS IS YOUR PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ANAREN MICROWAVE, INC.

      The undersigned hereby (1) acknowledges receipt of the notice of the Annual Meeting of Shareholders of Anaren Microwave, Inc. (the "Company") to be held at the Wyndham Hotel, 6302 Carrier Parkway, East Syracuse, New York on Thursday, November 1, 2001 at 11:00 A.M., local time and of the Proxy Statement in connection therewith and (2) appoints Hugh A. Hair and Lawrence A. Sala and each of them as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock, $.01 par value, of Anaren Microwave, Inc. held of record by the undersigned on September 17, 2001 at the Annual Meeting of Shareholders, or any adjournment thereof. If any nominee for director should be unavailable to serve, it is intended that all of the shares will be voted for such substitute nominee as may be determined by the Board of Directors. The undersigned directs that this Proxy be voted as follows:

              (Continued and to be dated and signed on the reverse)

ITEM 1: ELECTION OF DIRECTORS

   FOR all nominees listed at right           WITHHOLD AUTHORITY to vote for all
   (except as marked to the contrary).        nominees listed at right.

   ___                                        ___

Nominees: Hugh A. Hair, Matthew Robison, Herbert I. Corkin, Dale F. Eck

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list at right.)

In their discretion the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED.

                                                     ___________________________
                                                     Signature

                                                     ___________________________
                                                     Please Print Name Here

                                                     ___________________________
                                                     Signature

                                                     ___________________________
                                                     Please Print Name Here

                                                     Dated: _____________, 20___

                                                     IMPORTANT.    Please   sign
                                                     exactly as name  appears on
                                                     this card. Each joint owner
                                                     should   sign.   Executors,
                                                     administrators,   trustees,
                                                     etc.   should   give   full
                                                     title.

                        ANNUAL MEETING OF SHAREHOLDERS OF

                             ANAREN MICROWAVE, INC.

                                November 1, 2001

                           PROXY VOTING INSTRUCTIONS

Co. # _____________________                      Acct. #_______________________

TO VOTE BY MAIL
---------------
Please date, sign and mail your proxy card in the envelope provided as soon as possible.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
--------------------------------------------
Please call toll-free 1-800-PROXIES and follow the instructions. Have your control number and the proxy card available when you call.

TO VOTE BY INTERNET
-------------------
Please access the web page at www.voteproxy.com and follow the on-screen instructions. Have your control number available when you access the web page.

YOUR CONTROL NUMBER IS     [_____]